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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549



                                   FORM 8-K/A



                                 CURRENT REPORT

    PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 3, 1997
                                 -------------
                                (MARCH 25, 1997)


                           DETROIT DIESEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)






        1-12394                                       38-2772023
        -------                                       ----------

(Commission File Number)                   (IRS Employer Identification No.)


             13400 OUTER DRIVE WEST,  DETROIT, MICHIGAN 48239-4001
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  313-592-5000
                                  ------------
              (Registrant's telephone number, including area code)




         This report contains 5 pages.  The exhibit index is on page 4



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                               TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------
ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT                      3


         EXHIBIT INDEX                                                     4















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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------   ---------------------------------------------

The second paragraph of Item 4 in Registrant's Form 8-K dated March 26, 1997 is deleted and replaced in its entirety as follows:

Reconta's report on VM's financial statements for the year ended December 31, 1995 contained no adverse opinion nor disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change to Deloitte & Touche was approved by Detroit Diesel Corporation's Audit Committee.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DETROIT DIESEL CORPORATION

Date: April 3, 1997                   By: /s/ JOHN F. FARMER
                                      --------------------------
                                          John F. Farmer
                                        Its:  Vice President and General Counsel



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                                 EXHIBIT INDEX


The following constitutes the exhibits to Amendment No. 1 of the Current Report on Form 8-K/A of Detroit Diesel Corporation on April 3, 1997.


EXHIBIT                                                              PAGE
NUMBER                        EXHIBIT                               NUMBER
-------                       -------                               ------
 16.1        Letter re: change in certifying accountant              5





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